Subsequent Events	6 Months Ended
Jun. 30, 2015
Subsequent Events [Abstract]
Subsequent Events

14) Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through September 4, 2015, the date at which the unaudited condensed consolidated and combined carve-out financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

On August 12, 2015, the Partnership announced that the Partnership’s board of directors has authorized the Partnership to repurchase up to 666,667 common units. The board of directors of KNOT Offshore Partners GP LLC (the “General Partner”) has concurrently authorized the General Partner to purchase up to 333,333 common units of the Partnership. All purchases of common units will be at prevailing prices on the open market or in privately negotiated transactions, as permitted by securities laws and other legal requirements. All purchases will be made pursuant to a single program and will be allocated two-thirds to the Partnership and one-third to the General Partner. The program will conclude by August 31, 2016. There is no obligation to purchase any specific number of common units and the program may be modified, suspended, extended or terminated be at any time. Any common units repurchased by the Partnership under the program will be cancelled.

On August 14, 2015, the Partnership paid a quarterly cash distribution of $0.51 per unit with respect to the quarter ended June 30, 2015. The aggregate amount of the paid distribution was $14.7 million.